UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 22, 2013
Date of Report (Date of earliest event reported)

GTJ REIT, INC.
(Exact name of registrant as specified in its Charter)

Maryland	0001368757	20-5188065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 Merrick Road
Lynbrook, NY 11563
(Address of principal executive offices) (Zip Code)

(516) 881-3535
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Reference is made to that certain Share Purchase Agreement dated December 20, 2012, by and between Shelter Express Corp. (the “Seller”) and Manisha Patel (the “Purchaser”), as amended by letter agreement dated December 20, 2012, and as further amended by letter agreement dated January 3, 2013 (collectively, the “Agreement”).

On February 22, 2013, a letter agreement was executed by both parties extending the February 28, 2013 closing date to and including the close of business on March 29, 2013, in order to permit the parties to secure all required third-party consents.

Item 9.01                      Financial Statements and Exhibits.

10.1	Letter Agreement between Seller and Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2013	GTJ REIT, INC.

By: /s/ Paul Cooper
Paul Cooper
Chief Executive Officer